                                                                    Exhibit 10.1

  Confidential Materials omitted and filed separately with the Securities and
             Exchange Commission. Asterisks denote such omissions.

                       OEM PRODUCT DEVELOPMENT AGREEMENT

         This OEM PRODUCT DEVELOPMENT AGREEMENT is entered into as of August 7, 2002 (the "Effective Date") by and between Aspect Medical Systems, Inc., a Delaware corporation having a principal place of business at 141 Needham Street Newton, Massachusetts 02464 ("AMS"), and Boston Scientific Corporation, a Delaware corporation having a principal place of business at One Boston Scientific Place, Natick, Massachusetts 01760 ("BSC").

                                   Background

         WHEREAS, AMS develops, manufactures and sells an anesthesia-monitoring system based on patented core technology that allows clinicians to better assess and manage a patient's level of consciousness in the operating room and intensive care settings and administer the precise amount of anesthesia needed by each patient;

         WHEREAS, in connection with the execution and delivery of this Agreement, AMS and BSC have entered into (i) a Stock Purchase Agreement dated as of the date hereof (the "Stock Purchase Agreement") pursuant to which BSC has agreed to purchase shares of AMS' Common Stock, (ii) a Registration Rights Agreement pursuant to which AMS granted certain rights pertaining to the shares of Company Common Stock acquired by BSC pursuant to the Stock Purchase Agreement, (iii) a Loan Agreement dated as of the date hereof (the "Loan Agreement") pursuant to which BSC has agreed to make a loan of up to $5.0 million to AMS, upon certain conditions, in each case based on the terms and conditions set forth in such respective agreement and (vi) a Security Agreement dated as of the date hereof, pursuant to which AMS is granting a security interest in certain of its assets to BSC;

         WHEREAS, AMS shall develop certain products covered by the Patent Rights (as defined herein) and other AMS Intellectual Property (as defined herein), that BSC will commercialize for sale in the Territory (as defined herein) for use in the Field (as defined herein);

         WHEREAS, AMS desires to grant BSC an exclusive option to become the distributor for a period of time of Company Products as set forth herein (the "Distribution Option"); and

         WHEREAS, BSC would be unwilling to commit to make loans under the Loan Agreement or purchase shares of the Company's common stock pursuant to the Stock Purchase Agreement but for the grant of the Distribution Option and the assumption by the Company of its obligations hereunder.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of

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which are hereby acknowledged by each of the parties hereto, AMS and BSC agree as follows:

1.       DEFINITIONS.

         Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings set forth below.

         "AMS Intellectual Property" shall mean all Intellectual Property which, at the relevant time of reference thereto, is owned by AMS or to which AMS through license or otherwise has or acquires sublicenseable rights, in each case that are capable of being licensed or sublicensed to BSC or, if applicable, BSC's successors, transferees or sublicensees; provided, however, that (i) "AMS Intellectual Property" shall specifically exclude Intellectual Property that is licensed by BSC to AMS, and (ii) "AMS Intellectual Property" shall include Program Intellectual Property only if and to the extent provided in this Agreement.

         "ASP" shall mean, with respect to any Company Product and period of time, Net Sales of BSC during such period of time for the sale of such Company Product divided by the number of units of such Company Products shipped by BSC and its Affiliates during such period of time.

         "Accessory" means a replacement digital signal converter or cable for a digital signal converter.

         "Act" means the United States Food, Drug and Cosmetic Act and similar laws and regulations in foreign jurisdictions, all as may be amended from time to time.

         "Affiliate" means with respect to any party, any person or entity that, directly or indirectly, is controlled by, controls or is under common control with such party.

         "Agreement" means this Agreement, including all Exhibits, Annexes and Schedules hereto (which are hereby incorporated by reference herein), as the same may be amended or supplemented from time to time in accordance herewith.

         "Associated Royalty Payments" means, with respect to any Company Product, any third party royalty payment required to be made by AMS pursuant to a license for Intellectual Property or other technology which improves the manufacturing process and/or the efficiency of producing such Company Product.

         "Clinical/Outcomes Study" means, with respect to each AMS-Developed Product, a clinical study or studies described on Annex I hereto.

         "Company Product" means (i) each Existing Product, (ii) each New Product, and (iii) any additions, developments, improvements, enhancements, updates and other changes in or substitutes for the foregoing, other than any additions, developments, improvements, enhancements, updates and other changes in or substitutes to the foregoing that is not a customization of the core functionality such Company Product for a specific customer of AMS,

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including without limitation any extensions of the label claims for any Company
Product and any new designs for any Company Product.

         "Completion Notice" means, with respect to each Clinical/Outcomes Study and Specialty Study, a notice executed by an officer of AMS notifying BSC that AMS has successfully completed such Clinical/Outcomes Study or Specialty Study, as the case may be, and includes therewith the empirical data accumulated and developed from such study.

         "Contract Year" means the one-year period beginning on the first day of the first month immediately following the month in which the Effective Date occurs and ending on the first anniversary thereof, and each successive one-year period thereafter during the term of this Agreement.

         "Confidential Information" means all data, specifications, training materials and other know-how related to the design, use, implementation, performance, manufacture, distribution or sale of the Company Products, as well as all other information and data provided by either party to the other party hereunder in written or other tangible medium and marked as confidential, or if disclosed orally or displayed, identified as confidential prior to or at the time of disclosure and confirmed in writing as confidential within 10 days after disclosure, in each case except any portion thereof which: (i) is known to the receiving party before receipt thereof under this Agreement as evidenced by the receiving party's written records; (ii) is properly and lawfully disclosed to the receiving party by a third person who has the legal right to make such disclosure; (iii) is or becomes generally known in the trade through no fault of the receiving party; or (iv) is independently developed by the receiving party without use of such information, as evidenced by the receiving party's written records.

         "Cost of Goods Sold" means, with respect to any Company Product, the
(i) cost of direct labor, materials, components and factory overhead directly associated with the manufacture of such Company Product by AMS, in each case, as determined in accordance with GAAP consistently applied, [**].

         "Existing Products" means those products developed or manufactured by AMS and listed on Exhibit A hereto.

         "FDA" means the United States Food and Drug Administration, or any successor entity.

         "Field" means procedural sedation in the Specialties.

         "First Sales Date" means the first day on which BSC sells a Company Product to an end-user customer or other distributor following the launch by BSC of such Company Product generally for purchase by end-user customers.

         "Foreign Regulatory Authority" means a Regulatory Authority other than the FDA.

         "Intellectual Property" shall mean intellectual property or proprietary rights of any description including without limitation (i) the Patent Rights, copyrights, industrial designs, trademarks, service marks, logos, trade dress or trade name, (ii) related registrations and applications for registration, (iii) trade secrets, (iv) inventions, discoveries, improvements, modifications, know-how, technique, methodologies, works of authorship, design or data, whether or not patented, patentable, copyrightable or reduced to practice, including but not limited to any inventions, discoveries, improvements, modifications, know-how, technique, methodologies, works of authorship, designs or data embodied or disclosed in any: (1) computer source code (human readable format) and object code (machine readable format); (2) specifications; (3) manufacturing, assembly, test, installation, service and inspection instructions and procedures; (4) engineering, programming, service and maintenance notes and logs; (5) technical, operating and service and maintenance manuals and data;
(6) hardware reference manuals; and (7) user documentation, help files or training materials, and (v) good will related to any of the foregoing.

         "Minimum Transfer Price" means the applicable Minimum Monitor Transfer Price or the Minimum Sensor/Accessory Transfer Price, as the case may be.

         "Monitor" means a [**] monitor that generates AMS's proprietary processed EEG parameter that measures the hypnotic effects of anesthetic and sedative agents on the brain.

         "Net Sales" means the aggregate amount of net sales recorded by BSC or any of its Affiliates from the sales of Company Products in a country, in accordance with generally accepted accounting principles, consistently applied by BSC across all similar product lines, in connection with the preparation of BSC's financial statements, as publicly-reported.

         When a Company Product is sold in connection with or as a component of other components or products, then the computation of Net Sales shall be based on the relative average prices charged during the applicable quarter for the Company Product and other components or products when separately invoiced or priced. In the event the Company Product and the other components or products were not separately invoiced or priced during the applicable quarterly period, the Net Sales computation shall be based on the relative fair market price which BSC would have charged for the Company Product and other components or products to an unrelated purchaser in an arm's length transaction.

         "New Product" means (i) each AMS-Developed Product and (ii) each Joint Product, (iii) any additions, developments, improvements, enhancements, updates and other changes in or substitutes for the foregoing, including without limitation any extensions of the label claims for any New Product and any new designs for any New Product and (iv) any additions, developments, improvements, enhancements, updates and other changes in or substitutes for Existing Products that may be applied in the Field, including without limitation any extensions of the label claims for any Existing Product and any new designs for any Existing Product.

         "Option Period" means the period, subject to Section 3.1(d) hereof, beginning on [**] and ending on the later of [**] or the date which is [**] following the date on which AMS makes available to BSC a saleable New Product (which such New Product shall comply with the Product Specifications for such New Product and with respect to which AMS has delivered to

BSC a Completion Notice and is expending commercially reasonable efforts to assist BSC in timely obtaining reimbursement for such New Product in the United States and, with the commercially reasonable assistance of BSC, to timely obtain, to the extent available, the endorsement of the leading professional organizations related to sedation and applicable leading professional organizations associated with each Specialty).

         "Patent Rights" means all patents, patent applications and rights to file patent applications that relate to any Company Product or its manufacture, sale, use, design, import and are licensed to, owned or controlled by AMS now or in the future, including without limitation those listed on Exhibit B attached hereto, and, in each case, any reissues or extensions thereof and any foreign counterparts, divisions, continuations or continuations-in-part of any applications or substitutes therefor.

         "Person" means an individual, corporation, partnership, limited partnership, limited liability company, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Product Approvals" means, for any country or other jurisdiction in the Territory, those regulatory approvals required for importation, exportation, promotion, pricing, marketing and sale of the Company Products in such country or other jurisdiction for use in the Field.

         "Product Specifications" means with respect to each Company Product, the specifications for such Company Product, as more fully described on Exhibit C hereto (such Exhibit C to be amended from time to time as developed by AMS and reviewed by BSC prior to the development of any AMS-Developed Products or Joint Products), as such specifications may be developed, amended or supplemented from time to time in accordance with such Product Approval.

         "Program" means the program for (i) the development of AMS-Developed Products by AMS pursuant to Section 2.1 of this Agreement and the (ii) the co-development of Joint Products by AMS and BSC pursuant to Section 2.2 of the Agreement.

         "Program Intellectual Property" means individually and collectively all Intellectual Property that is conceived, created, discovered, developed, or reduced to practice or tangible medium of expression by one or more employees or consultants of BSC and/or one or more employees or consultants of AMS at any time after the Effective Date in connection with the development of New Products.

         "Regulatory Authority" means any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in the Territory, including without limitation, the FDA.

         "Reimbursement Approvals" means governmental and other approvals in any country or jurisdiction in the Territory, for a buyer to claim reimbursement at any level for the purchase of the Company Products, from private or public health insurance organizations in such country or jurisdiction in the Territory.

         "Sales Region" means one of the following: (i) the United States, (ii) the countries of the[**], (iii) [**], or (iv) all other countries in the Territory.

         "Sensor" means a single use disposable sensor manufactured by AMS for use with a Monitor.

         "Specialties" means gasteroenterology, including all subspecialties thereof; urology including all subspecialties thereof; pulmonary, including subspecialties thereof; cardiac electrophysiology, including all subspecialties thereof; interventional cardiology, including all subspecialties thereof; and interventional radiology, including all subspecialties thereof.

         "Starter Kit" means [**] ([**]) or fewer sensors per module or standalone monitor shipped to customers of existing AMS distributors solely in connection with the purchase by such AMS distributor's customers of standalone monitors or modules.

         "Territory" means [**], and each of their respective territories and possessions, [**].

         "Trademarks" means the trademarks owned or controlled by AMS that may be used from time to time with respect to the Company Products.

         Other Defined Terms. Each of the following terms shall have the respective meaning ascribed to such term in the section of this Agreement set forth opposite such term below:

"AMS"....................................................................  Introductory paragraph
"AMS-Developed Product"..................................................  Section 2.1
"AMS Development Obligations"............................................  Section 2.1
"BSC"....................................................................  Introductory paragraph
"BSC Intellectual Property"..............................................  Section 6.2(a)
"Development Plan".......................................................  Section 2.2
"Distribution Option"....................................................  Preamble
"Distribution Term"......................................................  Section 3.2
"Effective Date".........................................................  Introductory.paragraph
"Estimated ASP"..........................................................  Annex II
"GMP"....................................................................  Section 5.7
"Indemnifying Party".....................................................  Section 9.2
"Indemnitees"............................................................  Section 9.2
"Joint Development Period"...............................................  Section 2.2
"Joint Product"..........................................................  Section 2.2
"Loan Agreement".........................................................  Preamble
"Losses".................................................................  Section 9.1
"Minimum Monitor Transfer Price".........................................  Annex II
"Minimum Sensor/Accessory Transfer Price"................................  Annex II
"Product Information"....................................................  Section 7.1
"QSR"....................................................................  Section 5.7

"Specialty Study"                                                          Section 3.3
"Specialty Study Request"................................................  Section 3.3
"Stock Purchase Agreement"...............................................  Preamble
"Transfer Price".........................................................  Annex II

2.       DEVELOPMENT.

         2.1 AMS Development Obligations; Development Costs. AMS shall use its commercially reasonable efforts in light of the feasibility of obtaining relevant Product Approvals, the efficacy and safety of such AMS-Developed Product and the engineering feasibility, among other factors, to design and develop a product for use in the Field (an "AMS-Developed Product"). Such AMS-Developed Product shall be based on the Product Specifications set forth on Exhibit C, which such Product Specifications may be modified from time to time by the mutual agreement of AMS and BSC. As part of AMS' obligation to develop the AMS-Developed Product, AMS shall have completed the Clinical/Outcomes Study for the AMS-Developed Product, shall have used commercially reasonable efforts to assist BSC in timely obtaining reimbursement in the United States for the AMS-Developed Product and shall have used commercially reasonable efforts, with the commercially reasonable assistance of BSC, to timely obtain, to the extent available, the endorsement of the leading professional organizations associated with sedation and each of the Specialties. In addition, in the event that AMS and BSC determine that the AMS-Developed Product requires modification for application in a particular Specialty, AMS shall, as part of its obligation to develop the AMS-Developed Product, design and develop such modifications. The development obligations described in this Section 2.1 are sometimes referred to herein as the "AMS Development Obligations". AMS agrees to bear and pay all costs, including, but not limited to, non-recurring engineering costs, directly and indirectly related to the AMS Development Obligations.

         2.2     Joint Development of Joint Products; Development Plan;
License to BSC. In addition to its obligations under Section 2.1, during the period beginning on the Effective Date and ending on [**] (the "Joint Development Period"), AMS shall work exclusively with BSC to develop specialized products other than AMS-Developed Products (each a "Joint Product"), for use in the licensed Specialties in the Field. In the event that AMS and BSC agree to develop a Joint Product, AMS and BSC shall agree to a development plan with respect to such Joint Product (each a "Development Plan"). Each Development Plan shall, among other things, set forth the development schedule, the division of labor, the respective responsibility of AMS and BSC for the payment of development costs, proposed Product Specifications, the ownership of any Program Intellectual Property relating to such Joint Product and the term of BSC's [**] distributorship with respect to such Joint Product. AMS hereby grants to BSC a [**], [**], non-sublicensable, non-transferable license under the AMS Intellectual Property, including but not limited to the Patent Rights to make, use, copy, display, perform and prepare derivatives of the Company Products, solely as necessary for purposes of BSC's co-development of Joint Products pursuant to each Development Plan.

         2.3 Notice; Prototype. During the term of this Agreement, AMS shall promptly provide written notice exclusively to BSC of the development of any and all New Products having application in the Field. As soon as available, AMS shall provide to BSC a functional prototype of each such Company Product, together with, in the case of each AMS-Developed Product the Completion Notice associated with such AMS-Developed Product, and shall permit BSC to conduct due diligence with respect thereto.

         2.4 Continuous Improvement. During the term of this Agreement, BSC and AMS shall collaborate to (i) improve and enhance the design, quality and performance of the Company Products so as to maintain or increase the competitive advantage of the Company Products in the Field as compared to similar products in the marketplace for use in the Field and (ii) reduce the Cost of Goods Sold of each New Product. In addition to the foregoing, to the extent that AMS expends efforts on extending the shelf life of any sensors, AMS shall expend the same efforts to extend the shelf life of the Sensors to be marketed and sold by BSC hereunder.

3        DISTRIBUTION.

         3.1     Appointment as Distributor; Term of Appointment.

                 (a) Appointment. Subject to the terms and conditions set forth in this Agreement, AMS hereby grants to BSC the right, exercisable as set forth in Section 3.1(d) hereof, to become, and hereby appoints, conditioned only upon BSC's exercise of the Distribution Option, BSC as AMS' (i) [**] distributor of any and all New Products that are [**] for use in the Field,
(ii) [**] distributor of any and all New Products that are [**] for use in the Field, (iii) [**] distributor (subject to the rights of SpaceLabs Medical, Inc. set forth in that certain Distribution and License Agreement by and between SpaceLabs Medical, Inc. and AMS dated as of April 1, 1996, to distribute a limited quantity of Sensors with the shipment of new modules and subject to the rights of certain existing AMS distributors to ship Starter Kits) of New Products that are [**] for use in the Field, (iv) [**] distributor of New Products that are [**] for use in the Field, (v) [**] distributor of New Products that are [**] for use in the Field and (vi) [**]distributor of [**] for use in the Field [**] as set forth above; provided, however, notwithstanding the foregoing, in all cases, such appointment shall include such rights with respect to [**] to the extent that AMS' existing distribution arrangements with respect to [**] have been modified to permit the grant of such rights to BCS or have terminated or expired and not renewed, and BSC hereby accepts such appointment. AMS hereby grants to BSC and its Affiliates a fully paid-up right and license to practice the Patent Rights solely in the Field and use any other AMS Intellectual Property solely in the Field, whether existing as of the date hereof or in the future, solely in order to, and for such period of time as BSC is authorized to, sell, market, develop and distribute (but not to make or have made) Company Products hereunder. AMS acknowledges and agrees that it shall not be entitled to any compensation for the grant of this license or its other performances hereunder other than payment of the purchase price for Company Products in accordance with Section
4.5. BSC acknowledges and agrees that the license granted by this Section 3.1 shall provide BSC with no additional rights with respect to the Patent Rights and other AMS Intellectual Property than those specifically provided herein.

                 (b) Distribution Term. Except as set forth in Section 3.1(c) hereof, in the event that BSC exercises the Distribution Option pursuant to Section 3.1(d) below, BSC shall become the distributor of Company Products as set forth above and the term of such appointment shall commence on the date of such exercise and shall continue until the [**] ([**]th) anniversary of the First Sales Date of a New Product in the Field (the "Distribution Term", but in no event shall such Distribution Term extend beyond [**]; provided, however, that if AMS has not made available a saleable AMS-Developed Product that is generally applicable to the Field to BSC prior to [**], the Distribution Term shall be extended by the number of days after [**] that AMS delivers such a AMS-Developed Product). At least twelve (12) months prior to the expiration of the Distribution Term BSC and AMS shall meet to discuss extending BSC's distributor status with respect to the Field.

                 (c) Additional Product Term. Notwithstanding the foregoing, the term of such appointment as distributor with respect to each Company Product that is a Joint Product shall commence on the First Sales Date of such Joint Product and shall continue until the date on which the Distribution Term terminates unless AMS and BSC agree to extend the Distribution Term as part of the Agreement to develop such Joint Product.

                 (d) Exercise of Distribution Option; Standstill. BSC may exercise the Distribution Option by giving notice of such exercise in writing to AMS at anytime during the Option Period. Notwithstanding the foregoing, in the event that AMS is able to permit BSC to exercise the Distribution Option with respect to any New Product in a significant country or countries or regions in the Territory at any time prior to [**], AMS shall immediately notify BSC of such fact and notwithstanding anything to the contrary herein, BSC may exercise the Distribution Option with respect to such country, countries or regions at anytime during the period beginning with the date of such notice and ending upon the expiration of the Option Period. During the term of this Agreement, AMS shall [**] any existing agreements with respect to the development, marketing and distribution of the Company Products for use in the Field with any Person [**] that would be [**] from being able to distribute Company Products as set forth herein. In addition, during the term of this Agreement, AMS shall [**] license to the AMS Intellectual Property for any applications, uses and purposes whatsoever in the Field including, without limitation, using, selling, offering to sell, commercializing, importing and exporting Company Products; provided, however, AMS shall not be prohibited from granting to any Person a non-exclusive license to the AMS Intellectual Property for the purpose of marketing and selling modules.

         3.2 Distribution Relationship. With respect to each Company Product, during the term of this Agreement, (i) AMS agrees [**] Company Products for use in the Field to any party [**] with the rights granted to BSC hereunder; and (ii) AMS agrees [**] Company Products for or to [**] if [**] that such Products will be provided, distributed or sold anywhere in the Territory for use in the Field [**] with the [**] hereunder. AMS further agrees to use all commercially reasonable best efforts to [**] to customers [**] within the Territory for use in the Field [**] with the rights granted to BSC hereunder [**]. Notwithstanding anything to the contrary in this Agreement, BSC shall be permitted to sell Company Products within the Territory for applications in the Field without regard to where the application of such Company Product in the Field may be conducted.

         3.3 Distribution in Specialties. AMS and BSC shall jointly assess the market opportunity for Company Products with respect to each Specialty and will collaborate to devise a structured roll-out of New Products in the Specialties; provided, however, notwithstanding anything implied or expressed herein to the contrary, BSC shall not be required to make New Products generally available for purchase in more than [**] ([**]) Specialties in any consecutive [**] ([**]) [**] period during the term of this Agreement. In the event that BSC reasonably determines in good faith that a [**] Company Product in a particular Specialty (each a "Specialty [**]"), BSC shall have [**] such Specialty [**] (each a "Specialty [**]"). AMS shall [**] of such Specialty [**] such Specialty [**] such Specialty [**].

         3.4 Marketing. Subject to Section 7.1, all business decisions concerning the marketing by BSC in the Territory of the Company Products for use in the Field, including the price, other sale terms and promotion thereof, will be within the sole discretion of BSC.

         3.5 [**]. With respect to each Company Product, [**], BSC shall [**], in light of the state of the relevant Product Approvals and Reimbursement Approvals, including the level of reimbursement, efficacy and safety of the Company Product, perceived market size and potential, BSC's gross margin, anticipated difficulty of market development, level of competition in a particular country and availability of Company Products, among other factors), are consistent with the usual and customary efforts (including the level of [**]incurred prior to and after the First Sales Date of such Company Product) exercised by BSC in connection with [**] other products having similar market potential, [**] such Company Product [**] in the Territory for use in the Field, including, without limitation and where appropriate, (i) maintenance and [**],
(ii) development and distribution [**], and (iii) representation of such Company Product during appropriate [**] BSC, in each case as the same shall be reasonably available to BSC and reasonably necessary to achieve the purposes of this Section 3.5.

         3.6 [**]. BSC agrees, with respect to each Specialty and each country in the Territory, that during any period in which BSC [**] BSC will [**] in such country any device that monitors conscious sedation for use in such Specialty and that is [**].

4.       PURCHASE OF PRODUCTS AND TERMS OF SALE.

         4.1 Supply Forecasts. During the term of this Agreement, BSC shall provide to AMS, on a monthly basis, a six-month forecast (each, a "Supply Forecast") of expected orders of each Company Product beginning with the month following the month in which such Supply Forecast is delivered. With the exception of the first [**] months of each Supply Forecast delivered to AMS, such Supply Forecasts shall not constitute binding orders. Notwithstanding the foregoing, following termination of this Agreement in accordance with Section 10, BSC shall be required to reimburse AMS for the Cost of Goods Sold for the Company Products forecast for purchase in the [**] month of the then-current Supply Forecast, to the extent such Company Products, or components thereof, cannot be incorporated into products purchased by BSC or another party.

         4.2 Product Orders. All orders of Company Products shall be on BSC's standard form of purchase order which BSC may employ and be in effect from time to time generally for the purchase of products similar to the Company Product being ordered and AMS shall deliver the Company Products in accordance therewith. A copy of BSC's current standard form of purchase order employed by BSC and in effect as of the date of this Agreement is attached hereto as Appendix 4.2. BSC reserves the right to modify its standard form of purchase order in effect from time to time generally for the purchase of products similar to the Company Products; provided that such modifications do not materially change the obligations and rights of AMS under this Agreement. The provisions of this Agreement shall prevail over any inconsistent statements or additional statements or provisions, rights and obligations contained in any document related to this Agreement passing between the parties hereto including, but not limited to, any purchase order, acknowledgment, confirmation or notice. Orders shall be submitted by mail or facsimile, or by other means agreed upon by the parties.

         4.3 Product Specifications; Packaging and Labeling. All Company Products delivered by AMS hereunder shall be in full compliance with the Product Specifications for such Company Product and shall be ready for end-user sale, including all packaging, labeling, instructions-for-use and sterilization required by the applicable Product Approval and as agreed by BSC and AMS. BSC shall have final approval over all labeling for Company Products to be distributed by BSC under this Agreement which approval shall not be unreasonably withheld. AMS shall consult with BSC with respect to the package of the Company Products to be distributed by BSC under this Agreement and any proposed modifications thereof. AMS acknowledges and agrees that all AMS-Developed Products shall be packaged and labeled in a manner, and shall have a cosmetic appearance and a specifically encoded smart-chip, that differentiates such AMS-Developed Product from (i) all comparable products, including Company Products, sold outside the Field and, (ii) as agreed by AMS and BSC, all comparable products, including Company Products, sold in other Specialties within the Field. AMS shall include trademarks and tradenames of BSC in the packaging and labeling of all Company Products as reasonably requested by BSC. BSC shall have the right to sell the Company Products as BSC private label products.

         4.4     Obligation to Supply.

                 (a) AMS' Obligation. AMS shall manufacture, sell and deliver Company Products to BSC in accordance with this Agreement and the related purchase orders on the date specified for delivery in the purchase order, which shall in no event to be less than [**] ([**]) [**] from the date of receipt by AMS of a BSC purchase order or, if no such date is specified, within [**] ([**]) [**] of receipt by AMS of BSC's purchase orders for Company Products. AMS shall not be obligated to supply a quantity of any Company Product that exceeds the monthly average of the binding portion of the previous Supply Forecast relating to such Company Product plus [**] percent ([**]%) of such average. If any specialized materials that are not anticipated to be included in any Company Product are required to manufacture any Company Product, AMS shall, after consultations with BSC, have the right to reasonably increase such lead times.

         (b)     Failure to Meet Supply Obligation.

                         (i)     Price Reduction. If AMS is unable to
supply all of any of the

Company Products ordered by BSC in accordance with the terms of this Agreement and the purchase orders therefor in any given month, AMS shall use commercially reasonable efforts to remedy any problems resulting in any such supply failures.

                         (ii)    Failure to Supply. If AMS is unable to
supply Company Products ordered by BSC in accordance with the terms of this Agreement and the purchase orders therefor for more than [**] in any consecutive [**] ([**]) [**] period during the term of this Agreement for reasons other than as provided in Section 11.14 hereof. AMS shall pay liquidated damages to BSC in an amount equal to [**] ([**]%) of the aggregate Transfer Price payable by BSC to AMS for the amount of undelivered products for the [**] of such delay and an amount equal to [**] percent ([**]%) of the aggregate Transfer Price payable by BSC to AMS for the amount of undelivered products for each [**] of delay thereafter; provided that the total amount of such liquidated damages for such particular undelivered product shall not exceed [**] percent ([**]%) of the aggregate Transfer Price of such undelivered products.

         4.5 Product Pricing and Payment. AMS shall invoice in U.S. Dollars BSC for Company Products delivered to BSC in accordance with this Agreement and the purchase orders therefor at the prices described on Annex II hereof in U.S. Dollars. BSC shall pay for Company Products in U.S. Dollars within [**] ([**]) days after the date of AMS' invoice (provided that the invoice date is no earlier than the date that shipment is received by the common carrier) unless BSC is in dispute of any payment.

         4.6 Samples. During each Contract Year during the term of the agreement and upon BSC's request, AMS will provide Sensors to BSC for use in sales demonstrations and trade shows relating to the Field. BSC shall pay to AMS an amount equal to the product of (i) the Cost of Goods Sold for such Sensors multiplied by [**]. In addition, BSC shall have the right to purchase from AMS Monitors for use in sales demonstrations and trade shows relating to the Field. BSC shall pay to AMS an amount equal to the sum of (i) the Cost of Goods Sold for such Monitors plus (ii) the amount obtained by multiplying (a) such Cost of Goods Sold by (b) [**]. BSC shall not sell such sample Company Products in the Territory.

         4.7 Shipping. AMS shall ship Company Products ordered by BSC hereunder in accordance with the purchase orders therefor via common carrier selected by BSC at BSC's expense, FOB AMS' location or other AMS-designated destination point. Risk of loss or damage to all Company Products shall pass to BSC only upon delivery of the Company Products by AMS to the common carrier selected by BSC.

         4.8 Acceptance. (a) Each shipment of Company Products from AMS to BSC shall contain such quality control certificates as may be reasonably requested by BSC certifying that the Company Products are in conformity with the Product Specifications and all Product Approvals.

         (b) Without prejudice to any other right or remedy of BSC, in case any item is defective in material or workmanship, or otherwise not in conformity with the Product

Specifications, BSC will have the right to reject it. Any item that is defective in material or workmanship, or otherwise not in conformity with the Product Specifications must be replaced by and at the expense of AMS promptly after notice. BSC will not be required to pay for any item which is defective in material or workmanship, or otherwise not in conformity with the Product Specifications, or its shipping costs or any other costs related thereto. BSC will return all Company Products that are defective in material or workmanship, or otherwise not in conformity with the Product Specifications to AMS at AMS' expense.

         4.9 Changes. AMS shall not make (i) any changes to its manufacturing processes for the Company Products that are to be delivered to BSC hereunder that would require regulatory approval in the United States, (ii) any significant changes to the form, fit or function of any Company Product to be delivered to BSC hereunder, (iii) any change to the packaging or labeling of any Company Product to be delivered to BSC hereunder, (iv) any change to a Company Product to be delivered to BSC hereunder that may impact any existing Product Approval or require regulatory approval to make such change, or (v) any change to the Product Specifications, unless approved in writing by BSC not less than thirty (30) days in advance of any such change.

         4.10    Audit Rights; Resale Prices.

         (a) BSC Audit Rights. Once in each Contract Year and once during the twelve month period immediately following any termination or expiration of this Agreement, BSC shall have the right to engage an independent certified public accountant to inspect, copy and audit all documentation pertaining to the current and prior Contract Year that (i) is retained by AMS in the ordinary course of business and (ii) is materially relevant to the determination of the Cost of Goods Sold of Products in order to confirm that Cost of Goods Sold represented by AMS in determining the Minimum Transfer Price of any Company Product. AMS agrees to preserve and allow such independent certified public accountant reasonable access to all such documentation once during the applicable period upon reasonable prior notice from BSC. Such audit shall be at the expense of BSC; provided, however, in the event that such audit reveals that the actual Cost of Goods Sold associated with such Company Products is at least 10% less than those represented by AMS in determining the Minimum Transfer Price, AMS shall be required to reimburse BSC for all costs and expenses reasonably incurred by BSC in connection with such audit. All royalty payments required to be made to third parties in connection with the sale of Company Products to BSC or by BSC pursuant to this Agreement shall be borne and paid by AMS. Notwithstanding anything to the contrary herein, the Transfer Price for any Company Product (including any then applicable Minimum Transfer Price) will be adjusted to take into account any royalty payment BSC is required to make in connection with the sale of Company Products by BSC pursuant to this Agreement, and AMS shall reimburse BSC for such royalty payments.

         (b) AMS Audit Rights. All sales of Company Products invoiced in a currency other than US Dollars shall be converted to US Dollars on a monthly basis in accordance with BSC's standard practice prior to calculating the actual ASP. Once during each Contract Year and once during the twelve (12) month period immediately following any termination or expiration of this Agreement, AMS shall have the right, upon prior written notice of at least 10 business days delivered to BSC, to engage an independent certified public accountant to review and audit all documentation pertaining to the current and prior Contract Year that (i) is retained by BSC in the ordinary course of business, and (ii) is materially relevant to the calculation of actual ASP. Such audit shall be at the expense of AMS; provided, however, in the event that such audit reveals that the actual ASP associated with such Company Products is at least 10% more than those calculated by BSC in determining the Transfer Price, BSC shall be required to reimburse AMS for all costs and expenses reasonably incurred by AMS in connection with such audit. Nothing in this paragraph (b) shall be deemed to require BSC to keep any books of account or records other than those which it maintains in the ordinary course of business in its usual and customary practice, to retain any such books of account or records for any period in excess of the period for which BSC retains such records in the ordinary course of business in its usual and customary practice, or to provide access to any books and records of BSC other than that specified above.

         (c) Resale Prices. Nothing contained in this Agreement shall be deemed to limit in any way the right of BSC to determine the prices at which, or the terms on which, the Company Products purchased by BSC may be resold by BSC in the Field.

         4.11 Shelf-Life. All Sensors delivered to BSC hereunder shall have a remaining shelf-life of no less than [**] ([**]) months.

         4.12 Service Obligation. AMS shall support and service the Company Products distributed for BSC hereunder in a manner that is at least consistent with the level of service given to AMS' customers. Notwithstanding the foregoing, ASM shall provide warranty support and service directly to end-user purchasers of Company Products distributed in the United States and Canada pursuant to this Agreement. In all other countries in the Territory, BSC shall facilitate the return and replacement of Monitors requiring service or replacement by sending any Company Product in need of repair or replacement to AMS' facility specified by AMS upon receipt of notice of the product failure. During the term of this Agreement, AMS shall provide to BSC [**], temporary use, replacement Monitors that may be provided to customers in the event that such customer's Monitor requires repair or replacement. If a repair or replacement is covered by the warranty for such Company Product, all parts and labor costs for such repair or replacement and transportation, insurance and handling charges of shipment of such Company Product to AMS for repair or replacement shall be covered by AMS. Repaired or replaced Company Products will also be returned to seder at AMS' expense. Repairs made by AMS outside of the warranty period shall be billed at a repair charge mutually acceptable to AMS and BSC.

5.       REGULATORY APPROVALS AND COMPLIANCE.

         5.1 General. AMS shall be responsible, at its expense, for obtaining, maintaining and complying with all United States regulatory requirements and approvals (including all Product Approvals) necessary or useful to promote and sell the Company Products in the United States, including conducting all necessary clinical and/or outcomes trials. AMS and BSC shall exercise their respective commercially reasonable efforts to work together to obtain Reimbursement Approvals for the Company Products in the United States. AMS shall promptly notify BSC and provide to BSC a copy or transcription, if available, of any communication from the FDA and any Foreign Regulatory Authority relating to the Company Products, the marketing thereof or any related matter (including copies of all Product Approvals) and AMS shall keep BSC reasonably apprised of regulatory interactions and similar activities with governmental authorities and international bodies in connection with the Company Products. In pursuing such approvals, AMS shall permit BSC to review and comment upon AMS' regulatory and clinical trial plans. BSC may, in its sole discretion, seek (i) additional Product Approvals for countries in the Territory outside of the United States and (ii) any Reimbursement Approvals in the Territory. If BSC elects to seek any Product Approval or Reimbursement Approval, BSC shall promptly notify AMS and shall provide to AMS a copy of all Product Approvals received by BSC, and shall keep AMS reasonably apprised of regulatory interactions and similar activities with governmental authorities and international bodies in connection with the Company Products. In pursuing such approvals, BSC shall permit AMS to review and comment upon BSC's regulatory and clinical trial plans for the Territory. AMS shall provide all reasonable assistance requested by BSC in obtaining any such additional Product Approvals or any Reimbursement Approvals. Regulatory Approvals shall be obtained in the name of AMS or BSC depending on what is customary in such jurisdiction and the most expedient way to obtain the relevant Regulatory Approvals for such jurisdiction.

         5.2 Data. AMS shall provide to BSC throughout the term of this Agreement copies of its then-existing scientific, medical, technical and other data related to the Company Products that is useful to support BSC's marketing activities. AMS shall update the data submissions it makes under this Section
5.2 and provide BSC with all new data promptly after the same is developed, assembled or comes to the attention of AMS. AMS shall also periodically (and in any event, no less frequently than once per calendar quarter) provide BSC with a written report summarizing the progress of all clinical trials conducted by AMS with respect to the Company Product in each Specialty within the Field.

         5.3 Traceability Program. BSC shall be responsible for maintaining medical device vigilance systems in the Territory as required of a distributor of products such as the Company Products by local regulations, and shall provide AMS with reasonable access to such records. AMS and BSC shall inform the other immediately if it becomes aware of any medical complaint required to be reported to any Regulatory Authority in the Territory. AMS shall promptly notify BSC in writing if it becomes aware of any issue relating to the safety or efficacy of any Company Product including, without limitation, such Company Product's manufacture, labeling or packaging.

         5.4 Product Recalls. (a) If, in the judgement of AMS or BSC, after consultation with the other, any defect relating to a Company Product sold by BSC or any government action requires a recall of, or the issuance of an advisory letter regarding, any Company Product sold by BSC, either party may undertake such recall or issue such advisory letter after consultation with the other party. Each party shall notify the other party in a timely manner prior to making any recall or issuing any advisory letter. The parties shall endeavor to reach an agreement prior to making any recall or issuing any advisory letter regarding the manner, text and timing of any publicity to be given such matters in time to comply with any applicable legal or regulatory requirements, but such agreement will not be a precondition to any action that either party deems necessary to protect users of the Company Products or to comply with any applicable governmental orders or mandates. The parties agree to provide reasonable assistance to one another in the event of any recall or issuance of any advisory letter. AMS shall promptly pay or reimburse BSC for the reasonable costs of effecting such recall or issuing such advisory letter, including without limitation costs related to return of recalled AMS-Developed Products (including shipping, quality control testing, notification and restocking costs) if and to the extent such recall results from a defect in the design or manufacture of such AMS-Developed Product recalled or from literature or other information supplied by AMS that relates to such AMS-Developed Product. AMS shall not be responsible for the cost and expense of any recall which results from an act or omission of BSC with respect to such Company Product. Notwithstanding anything in this Agreement to the contrary, BSC shall have the right to manage any recall within the Territory.

         (b) In the event of a recall of any Company Product, AMS shall correct any deficiency relating to its manufacturing, packaging, testing, labeling, storing or handling of such Company Product, if applicable, and shall either, at BSC's election, at AMS' cost replace each unit of the Company Product recalled (including without limitation units held in inventory by BSC or its customers) with a corrected Company Product within a reasonable period of time, or refund the purchase price therefor.

         5.5 Notice. Each of AMS and BSC shall notify the other immediately if it becomes aware of any issue with a Company Product or its testing, manufacture, labeling or packaging, occurring within the Territory, including without limitation any issue relating to regulatory compliance, safety or efficacy of a Company Product. Without limiting the generality of the foregoing, AMS and BSC will notify the other promptly if it becomes aware of any death or bodily injury caused by a Company Product (or suspected to be caused by a Company Product) or any malfunction of a Company Product occurring within the Territory.

         5.6 Compliance with Laws. Each of BSC and AMS will comply with all applicable laws and regulations in the Territory pertaining to the testing, manufacture, labeling or packaging of the Company Products and in any other manner pertaining to performance by them of their respective obligations under this Agreement, including the maintenance of ongoing quality assurance and testing procedures to comply with applicable regulatory requirements. Each of BSC and AMS will also comply with all applicable laws and regulations of the countries and jurisdictions in the Territory pertaining to the import, export, distribution, sales and marketing of the Company Products. Without limiting the generality of the foregoing, AMS will (i) report to the FDA within any relevant time periods all events that are required to be reported (including without limitation any death or serious bodily injury caused by a Company Product); and
(ii) deliver, within the permitted time periods, all annual or other periodic reports required to be delivered to the FDA. Without limiting the generality of the foregoing, BSC will (i) report to the every applicable Foreign Regulatory Authority within any relevant time periods all events that are required to be reported (including without limitation any death or serious bodily injury caused by a Company Product); and (ii) deliver, within the permitted time periods, all annual or other periodic reports required to be delivered to every applicable Foreign Regulatory Authority.

         5.7 Manufacturing Requirements. AMS will manufacture the Company Products in accordance with (a) the Product Specifications, (b) applicable regulations relating to Good Manufacturing Practices and similar protocols required by the Act ("GMP"), quality system regulations of the FDA ("QSR"), including without limitation master device and lot history records, and ISO 9001 and EN 46000 requirements and (c) other pertinent rules and regulations of the FDA and any Foreign Regulatory Authorities in other applicable jurisdictions. Upon the request of BSC, AMS shall provide BSC with written evidence of compliance with the criteria set forth in the preceding sentence. During the term of this Agreement AMS will maintain or cause to be maintained the Company Product manufacturing facility's registration as a certified medical device manufacturing facility and will maintain such facility registration with all applicable Regulatory Authorities or cause such facility to be maintained such that the facility would pass an audit for compliance with GMP and QSR.

         5.8 BSC Inspection Rights; Regulatory Co-operation. BSC shall have the right to have its representatives present at the plant or plants at which the Company Products to be delivered to BSC hereunder are manufactured during normal business hours to conduct an initial and periodic inspections of such facilities and manufacturing procedures for compliance with GMP and QSR, the Product Specifications and BSC's quality assurance requirements and to inspect AMS' inventory of Company Products to be delivered to BSC hereunder, work-in-process, raw materials to be used for the Company Products to be delivered to BSC hereunder, production records, design history file, quality materials, regulatory dossiers and such other matters as may be pertinent to proper quality assurance of the Company Products to be delivered hereunder. BSC agrees to give AMS a minimum of five business days' prior notice of any such inspection. AMS shall immediately use its best efforts to take such action as is required to correct any failures by AMS to comply with Section 5.7 hereof. AMS agrees to provide reasonable assistance to BSC in arranging visits and inspection of the plants at which AMS' vendors manufacture any component or material incorporated into any product. AMS shall use reasonable efforts to include in any third-party manufacturing agreement relating to any Company Product to be delivered to BSC hereunder a provision that grants to BSC, as a third-party beneficiary, rights to inspect the plant or plants at which the products are manufactured on the terms set forth in this Section. AMS further agrees to use its reasonable best efforts to provide such documentation or conduct such analyses as BSC may reasonably request in connection with any regulatory submission or audit.

         5.9 Regulatory Audit. AMS will permit authorized representatives of any Regulatory Authority to inspect AMS' plant and production facilities relating to or used in connection with the manufacture of the Company Product to be delivered to BSC hereunder and will promptly notify BSC when AMS receives notice of any such inspection. AMS will advise BSC of the findings of any regulatory inspection and will take the necessary steps reasonably promptly to correct any compliance deficiencies found by the Regulatory Authority relating to the production of the Company Products to be delivered to BSC hereunder. AMS further agrees to use its reasonable best efforts to provide to BSC such documentation or conduct such analyses as BSC may reasonably request in connection with any regulatory submission or audit concerning the Company Products to be delivered to BSC hereunder.

         5.10 Clinical Trials. AMS shall review with BSC the selection of clinical sites of any clinical trial to be conducted with respect to the Company Products to be delivered to BSC hereunder. AMS shall be responsible for conducting and managing, at its own expense, all clinical trial programs in the United States necessary or desirable in order to fulfill AMS' obligations under Section 5.1. In the event that AMS intends to conduct a clinical trial with respect to any of AMS' products that could effect the use of Company Products in the Field, AMS shall notify BSC of such intended trial and BSC shall have (a) the right to suggest that certain practitioners participate in such study and (b) the right to suggest certain modifications to such trial that could be helpful in the marketing and sale of the Company Products marketed and sold by BSC in the Field hereunder.

6.       TRADEMARKS; INFRINGEMENT OF INTELLECTUAL PROPERTY.

         6.1 Trademark License. AMS hereby grants to BSC a fully paid up and royalty-free right and license to use the Trademarks in connection with the promotion, marketing, sale, distribution and delivery of the Company Products in the Territory during the period in which BSC is authorized to distribute Company Products hereunder. BSC shall not be obligated to use the Trademarks in connection with the promotion and marketing of any Company Product. Without limiting the foregoing, BSC shall be entitled to use its own trademarks in connection with the promotion, marketing, sale, distribution and delivery of Company Products, which trademarks shall remain at all times the exclusive property of BSC.

         6.2     Intellectual Property.

                 (a) Title. AMS and BSC may mutually agree, in writing, whether any Program Intellectual Property generated as a result of the co-development activities of AMS and BSC during the term of this Agreement shall be considered to be AMS Intellectual Property or Intellectual Property of BSC. In the absence of any written agreement by AMS and BSC to the contrary, Program Intellectual Property created solely by employees or consultants of AMS during the term of this Agreement shall be considered to be AMS Intellectual Property; Program Intellectual Property created by employees or consultants of BSC during the term of this Agreement shall be considered to be Intellectual Property of BSC ("BSC Intellectual Property"); and all other Program Intellectual Property shall be considered to be jointly owned by BSC and AMS, subject in all cases to the other terms and conditions of this Agreement.

                 (b) Grant of License to BSC. AMS hereby grants to BSC an [**], [**] ([**] with respect to [**]), royalty-free license, excluding the right to sublicense, under the AMS Intellectual Property, for all applications, uses and purposes whatsoever in the Field including, without limitation, using, selling, offering to sell, commercializing, importing and exporting (but not manufacturing or having manufactured) Company Products. The license granted by this Section 6.2(b) shall in no way include any rights to the AMS Intellectual Property for any applications, uses or purposes outside of the Field.

                 (c) Grant of License to AMS. BSC hereby grants to AMS an [**], [**], royalty-free license, excluding the right to sublicense, under the BSC Intellectual Property, for the manufacture of Company Products delivered only to BSC pursuant to this Agreement and the development of Joint Products in conjunction with BSC delivered only to BSC pursuant to this

Agreement for use in the Field.

                 (d)     Disclosure: Patent Prosecution.

                         (i)     Each of BSC and AMS shall promptly disclose
to the other knowledge of any Program Intellectual Property developed in the course of the Program. Within forty-five (45) days following the date of such disclosure regarding the existence of particular Program Intellectual Property, the parties shall confer as to appropriate protection for such Program Intellectual Property.

                         (ii)    AMS shall be responsible for the
preparation, filing (including foreign filing decisions), prosecution and maintenance of such patent applications and patents for the Program Intellectual Property other than BSC Intellectual Property. AMS shall furnish or have furnished to BSC copies of documents relevant to the same and provide BSC with the opportunity to review and comment on patent decisions made by patent counsel with respect to Program Intellectual Property. AMS shall pay all expenses associated with the preparation, filing, prosecution, issuance and maintenance of patents or other intellectual property protection for the Program Intellectual Property other than BSC Intellectual Property. No disclosure of information hereunder will be required by either party if such disclosure will be deemed a prior publication or disclosure as may jeopardize the disclosing party's right to seek patent or other intellectual property protection for the matter disclosed.

         6.3     Infringement.

                 (a) Generally. Each of BSC and AMS will notify the other party in writing of any infringement in the Territory of a Patent Right, Trademark or other AMS Intellectual Property that relates to the Company Products or any unauthorized disclosure or use of any Confidential Information within thirty (30) days after it becomes aware of such infringement or unauthorized disclosure. AMS shall have the exclusive right (after consultation with BSC) at its own cost to take all legal action it deems necessary or advisable to eliminate or minimize the consequences of any infringement of a Patent Right, Trademark or any other AMS Intellectual Property.

                 (b) Participation. AMS shall permit BSC to participate at its own cost in any legal action brought by AMS to eliminate or minimize the consequences of any infringement of a Patent Right, Trademark or any other AMS Intellectual Property in the Field; provided, that AMS shall maintain the right to control the prosecution and settlement of such action.

                 (c)     Proceeds and Expenses.

                         (i)     All proceeds realized upon any judgment or
settlement regarding an action undertaken pursuant to Section 6.3(a) above (net of direct out-of-pocket expenses relating thereto) and in which BSC participates as described in Section 6.3(b) above shall be shared based on the parties' relative lost profits.

                         (ii)    Notwithstanding the foregoing, if AMS fails
to take legal action to eliminate or minimize the consequences of an infringement of a Patent Right, Trademark or any other AMS Intellectual Property that relates to Company Products distributed hereunder within thirty
(30) days following its notice to BSC under Section 6.3(a) hereof, or if AMS notifies BSC in writing that it does not intend to exercise its rights to take any such legal action, then the Company Products distributed BSC hereunder in the Sales Regions in which such infringement or unauthorized disclosure takes place shall not be subject to any Minimum Transfer Price; provided, however, that the Transfer Price for such products shall not be less than the Cost of Goods Sold for such Company Product.

7.       CERTAIN OBLIGATIONS OF SUPPLIER.

         7.1 Product Information. AMS will furnish to BSC any and all product user manuals, sales literature, service manuals, product specifications and other applicable information relating to the Company Products to be delivered to BSC hereunder, including without limitation such information as is necessary or appropriate for BSC to formulate any other manuals, promotional materials and warning labels deemed necessary or appropriate by BSC (collectively, the "Product Information"). AMS represents and warrants that the Product Information shall be accurate and complete in all material respects, and undertakes to update any such Product Information when any information included therein becomes outdated, inaccurate or misleading. BSC shall have the right to produce, at its expense, promotional material, Company Product handling manuals, instructions for use, warning labels and other written information relating to the Company Products which is based in whole or in part on the material supplied by AMS. AMS shall have the right to review and approve, which such review and approval shall not be unreasonably withheld or delayed, any promotional material proposed to be used by BSC prior to such use in the event that such promotional material deviates in any material manner from the Product Information.

         7.2 Training Advice and Assistance. AMS will provide sufficient clinical specialist support to assist BSC to train BSC sales representatives and to support large-scale clinical education and market development activities in the Field. AMS specialists will also be available to support BSC sales representatives at specific customer sites as appropriate; however, it is understood that customer-specific support will be limited to key accounts and centers of excellence. AMS will provide such additional reasonable technical assistance and training regarding the Company Products for BSC's representatives as BSC reasonably requests. AMS shall also provide to BSC other services or other support information to assist BSC in marketing the Company Products as BSC reasonably requests.

8.       REPRESENTATIONS AND WARRANTIES.

         8.1 Mutual Representations and Warranties. Each of AMS and BSC hereby represents and warrant to the other that:

                 (a) it is a duly and validly organized and existing corporation in good standing, in the case of BSC under the laws of the State of Delaware and, in the case of AMS, under the laws of the State of Delaware, and that it or its Affiliates that may be performing its obligations under this Agreement are legally qualified to do business in each jurisdiction in which this Agreement may be performed and its activities hereunder requires such qualification,

                 (b) the performance of this Agreement and the consummation of the transactions contemplated herein will not result in any breach or violation of any terms or provisions of, or constitute a default under, its certificate or articles of incorporation or By-Laws, or other organizational documents, or any material agreement or instrument to which it is a party, by which it is bound, or to which any of its property is subject,

                 (c) all requisite corporate action has been taken for the due authorization, execution, delivery, and performance of this Agreement by it, and this Agreement constitutes a legal binding obligation, enforceable against such party, in accordance with its terms, except insofar as enforceability may be limited by bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally, and

                 (d) it is not a party to any litigation relating to, or that could reasonably be expected to affect, its ability to perform its obligations under this Agreement.

         8.2 Product Warranty; Service of Monitors. (a) AMS represents and warrants to BSC that all Company Products supplied to BSC hereunder shall: (i) for a period of the first to expire of the period of [**] ([**]) [**] after delivery of such Company Product to BSC or the period of [**] ([**]) [**] after the date of resale of such Company Product by BSC, conform to the Product Specifications, (ii) be manufactured, labeled, packaged and tested (while in the possession or control of AMS) in accordance with the applicable Product Approvals therefor and the applicable laws and regulations in each country or jurisdiction within the Territory relating to the manufacture, labeling, packaging and testing of the Company Products, (iii) be free from defects in design, materials and workmanship, and (iv) be free and clear of all liens and encumbrances.

         8.3. Non-Infringement. To its knowledge, AMS represents and warrants to BSC that the manufacture, exportation, importation, marketing, sale and distribution of Company Products in the Territory, do not infringe the rights of third parties.

         8.4. No Other Distributors. AMS represent and warrants that, except as set forth on Exhibit D hereto, it does not currently have any other agents, representatives, or distributors for the promotion or sale of New Products in the Territory for use in the Field.

         8.5. Disclaimer of Warranties. EXCEPT AS PROVIDED IN THIS AGREEMENT, AMS MAKES NO OTHER WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, WITH RESPECT TO THE COMPANY PRODUCTS, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

9.       INDEMNIFICATION.

         9.1.    AMS Obligations of Indemnification.

         (a)     Infringement Indemnification. Subject to the provisions of
Section 9.3 below, AMS shall defend, indemnify and hold harmless BSC, its subsidiaries, parent corporations, Affiliates, officers, directors, independent contractors, partners, shareholders, employees, agents, and their respective successors and assigns from and against any claim, suit, demand, loss, damage, expense (including reasonable attorney's fees and those that may be asserted by a third party) or liability (collectively, "Losses") arising from or related to an allegation that any Company Product, or the manufacture, exportation, importation, marketing, sale and distribution of any Company Product, infringes or misappropriates any intellectual property right of any third party (including without limitation any patent, copyright, trade secret or trademark) provided that AMS shall have no liability hereunder with respect to any such Losses based on a trademark other than a Trademark. If any Company Product is held to constitute an infringement or misappropriation of any third party's intellectual property rights or if in AMS' opinion, any Company Product is, or is likely to be held to constitute, an infringement or misappropriation, AMS will at its expense and option: (i) procure the right for BSC to continue distributing the Company Product in accordance with this Agreement at no additional cost to BSC; (ii) replace the Company Product with a non-infringing and non-misappropriating equivalent product conforming to the Product Specifications at no additional cost to BSC or (iii) modify the Company Product to make it non-infringing and non-misappropriating while conforming to the Product Specifications at no additional cost to BSC. Notwithstanding the foregoing, AMS shall not be responsible for any such Losses resulting from any allegation based on intellectual property of BSC incorporated into any such Company Product. The obligations of AMS set forth in this Section 9.1(a) shall not apply to any claim based on (i) any adaptation or modification of the Company Products not made or not authorized by AMS where such infringement would not have occurred but for such adaptation modification, (ii) any combination by BSC of a Company Product with products not provided by AMS or authorized or approved in writing by AMS where such infringement would not have occurred but for such combination or (iii) intellectual property rights owned by BSC or any of its Affiliates.

         (b) Third-Party Distributor Indemnification. Subject to the provisions of Section 9.3 below, AMS shall defend, indemnify and hold harmless BSC, its subsidiaries, parent corporations, Affiliates, officers, directors, independent contractors, partners, shareholders, employees, agents, and their respective successors and assigns from and against any Losses arising from or related to any termination of any distribution arrangements currently or formerly existing between AMS and any third-party distributor.

         9.2 Other Claims. Subject to the provisions of Section 9.3 below, each of AMS and BSC (each, in such capacity, an "Indemnifying Party") will defend, indemnify and hold harmless the other party, its subsidiaries, parent corporations, Affiliates, officers, directors, partners, shareholders, employees, agents, and their respective successors and assigns (collectively, in such capacity, the "Indemnitees") from and against any Losses, including without limitation Losses imposed upon the Indemnitee(s) by any third party, arising from or related to: (a) any material breach of such Indemnifying Party's representations and warranties, covenants or obligations under this Agreement; or (b) any negligence or intentional misconduct by such Indemnifying Party (or its employees, agents or representatives) in performing its obligations under this Agreement. Without limiting the foregoing, AMS shall defend, indemnify and hold harmless the BSC Indemnitees from and against any Losses imposed upon the BSC Indemnitees by any third party arising from or related to any of the Company Products in connection with any injury, illness or death unless such injury was caused by a combination or modification of the Company Products made by BSC that was not authorized or approved by AMS in writing, in which case BSC shall defend, indemnify and hold harmless the AMS Indemnitees from and against any Losses imposed upon AMS Indemnitees by any third party arising from or related to any of such Company Products in connection with any injury, illness or death. The foregoing indemnification shall not apply in the event and to the extent that a court of competent jurisdiction determines that such Losses arose as a result of any Indemnitee's negligence, intentional misconduct or breach of this Agreement. Without limiting the foregoing, AMS shall defend, indemnify and hold harmless the BSC Indemnitees from and against any Losses imposed upon the BSC Indemnitees by any third party arising from or related to any of the Company Products in connection with any injury, illness and/or death to the extent that such injury, illness and/or death resulted from the negligent, reckless or willful act or omission, whether direct or indirect, of AMS (or any person or entity, other than BSC, acting on AMS' behalf) or from a product defect for which AMS (or any person or entity, other than BSC, acting on AMS' behalf) was directly or indirectly responsible or from any product description or claim made by or on behalf of AMS in writing or through electronic transmission and upon which BSC or any third party has relied. Also, without limiting the foregoing, BSC shall defend, indemnify and hold harmless AMS Indemnitees from and against any Losses imposed upon AMS Indemnitees by any third party arising from or related to any of the Company Products in connection with any injury, illness and/or death to the extent that such injury, illness and/or death resulted from the negligent, reckless or willful act or omission, whether direct or indirect, of BSC (or any person or entity, other than AMS, acting on BSC's behalf) or from any product description or claim made by or on behalf of BSC that is inconsistent with the Product Specifications or any relevant Product Approval in writing or through electronic transmission and upon which any third party has relied.

         9.3 Procedure. A party seeking indemnification shall promptly notify the other party in writing of a claim or suit; provided, that a party's failure to give such notice or delay in giving such notice shall not effect such party's right to indemnification under this Section 8 except to the extent that the other party has been prejudiced by such failure or delay. Neither party has any obligation to indemnify the other party in connection with any settlement made without the Indemnifying Party's written consent. The Indemnitee has the right to participate at its own expense in the claim or suit and in selecting counsel therefor. The Indemnitee shall cooperate with the Indemnifying Party as reasonably requested, at the Indemnifying Party's sole cost and expense. The Indemnifying Party shall not settle any claim or suit without the Indemnitee's prior written consent unless such settlement is limited to the payment of cash by the Indemnifying Party and contains a full release of the Indemnitee.

         9.4 Insurance. At all times during which any Company Product is being clinically tested with human subjects or commercially distributed or sold by BSC hereunder, as well as for a period of seven years thereafter, AMS shall procure and maintain insurance, including without limitation product liability insurance, adequate to cover its obligations hereunder and which is consistent with normal business practices of prudent companies similarly situated. Any such insurance policy shall at all times name BSC as an additional insured thereunder. It is understood that such insurance shall not be construed to create a limit of AMS' liability with respect to its indemnification obligations under this Section 9. AMS shall provide BSC with written evidence of such insurance upon request. AMS shall provide BSC with written notice at least 15 days prior to the cancellation, non-renewal or material change in such insurance.

10.      TERM AND TERMINATION.

         10.1 Term. This Agreement shall take effect as of the Effective Date and shall remain in effect until BSC is no longer distributing any Company Products, pursuant to the terms of this Agreement, but in no event, unless otherwise agreed in Section 3.1 hereof, shall the term of this Agreement extend beyond December 31, 2012.

         10.2 Termination. (a) Either party may terminate this Agreement at any time upon 60 days written notice to the other party in the event that the other party shall have materially breached any of its obligations, representations or warranties hereunder and shall not have cured such breach prior to the expiration of such 60-day period. Without limiting the foregoing, failure by AMS to meet [**]% of BSC's Product orders with respect to any Company Product for [**] or for an aggregate of [**] shall be deemed to be a material breach of an obligation by AMS hereunder.

         (b) Without limiting the foregoing, the following shall be deemed to be a material breach of BSC hereunder:

                 (i) the failure of BSC to make at least one New Product (which such New Product delivered to BSC from AMS shall comply with the Product Specifications for such New Product and with respect to which AMS has (a) delivered to BSC a Completion Notice and (b) is expending commercially reasonable efforts to assist BSC in timely obtaining reimbursement for such New Product in the United States and, with the commercially reasonable assistance of BSC, to timely obtain, to the extent available, the endorsement of the leading professional organizations related to sedation and associated with a Specialty) generally available for purchase within the Field prior to the date that is [**] ([**]) months after the date [**]; or

                 (ii) the failure of BSC to comply with its obligations set forth in Section 3.5 hereof for [**]; but only if, AMS has given a termination notice pursuant to the first sentence of this Section 10.2(a) within sixty (60) days following the last day of such [**].

         (c)     (i)     Subject to the proviso set forth in the first
sentence of Section 3.3 and the provisions of Section 3.5 hereof, in the event that (A) BSC and AMS agree that BSC will market and sell a New Product in a particular Specialty, and (B) AMS timely and fully completes the Specialty Study requested by BSC pursuant to Section 3.3 hereof and delivers to BSC a Completion Notice in connection therewith, and (C) AMS shall have delivered to BSC a New Product that complies with the Product Specifications for such New Product and with respect to which AMS is expending commercially reasonable efforts to assist BSC in timely obtaining reimbursement for such New Product in the United States and, with the commercially reasonable assistance of BSC, to timely obtain, to the extent available, the endorsement of the leading professional organizations related to sedation and the applicable leading professional organization associated with the Specialty in which such product will be marketed and sold and (D) BSC has failed to make such New Product generally available for purchase within such Specialty at a time prior to the later of (i) the date that is [**] and (ii) the date that is [**] to BSC for distribution in such Specialty, AMS shall have the right to terminate BSC's rights under this Agreement with respect to such Specialty.

                 (ii) Subject to the proviso set forth in the first sentence of Section 3.3 and the provisions of Section 3.5 hereof, in the event that (A) BSC and AMS agree that BSC will market and sell a New Product in a particular Specialty, and (B) AMS elects not to conduct the Specialty Study requested by BSC pursuant to Section 3.3 hereof, and (C) AMS shall have delivered to BSC a New Product that complies with the Product Specifications for such New Product and with respect to which AMS is expending commercially reasonable efforts to assist BSC in timely obtaining reimbursement for such New Product in the United States and, with the commercially reasonable assistance of BSC, to timely obtain, to the extent available, the endorsement of the leading professional organizations related to sedation and the applicable leading professional organization associated with the Specialty in which such product will be marketed and sold and (D) BSC has failed to make such new Product generally available for purchase within such Specialty at a time prior to the later of
(i) the date that is [**] and (ii) the date that is [**] to BSC for distribution in such Specialty, AMS shall have the right to terminate BSC's rights under this Agreement with respect to such Specialty.

         (d) BSC may terminate this Agreement without cause with respect to any or all Company Products upon sixty (60) days written notice. The parties may also terminate this Agreement at any time upon mutual written agreement.

         10.3 Effect of Termination. Termination of this Agreement shall not affect rights and obligations of either party that may have accrued prior to the effective date of termination or any obligation that by its nature or express terms survives termination. Without limiting the foregoing, the provisions of Sections 1, 4.10, 5.4, 8, 9, 10, 11 and Annex II hereof shall survive any expiration or termination of this Agreement. Notwithstanding any expiration or termination of this Agreement, (i) AMS shall make such further deliveries of Company Products to BSC as are required to comply with BSC's delivery obligations to customers existing on the date of termination, and (ii) BSC shall continue to have all rights necessary or appropriate to sell out its inventory pursuant to this Section 10.3 for a period of one (1) year after termination and during such period AMS shall continue to comply with all of its duties and obligations hereunder necessary or appropriate to facilitate BSC's sell out of inventory, including without limitation those set forth in Sections 3.4, 4.3, 4.10, 5.1-5.6, 5.8, 6.1 and Annex II hereof.

11.      General Provisions.

         11.1 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to its rules regarding conflicts of laws.

         11.2 Confidentiality. It is contemplated that in the course of the performance of this Agreement each party may, from time to time, disclose Confidential Information to the other. Each party agrees to keep the other's Confidential Information in confidence and use it only as specifically permitted under the Agreement, maintaining the same procedures and policies with respect to the other's Confidential Information as it does with its own Confidential Information, provided, that in all cases reasonable care shall be used to protect such Confidential Information; and provided, further, that no provision of this Agreement shall be construed to preclude such disclosure of Confidential Information as may be required by law, the rules and regulations of any stock exchange or The Nasdaq Stock Market, or by court order, or to the extent necessary and appropriate to divulge such Confidential Information to obtain governmental approval for the investigation or marketing of the Company Products; provided further, that notice of such disclosure is provided to the other party prior to such disclosure.

         11.3 Waiver. Except as otherwise expressly set forth herein, no provision of or right under this Agreement shall be deemed to have been waived by any act or acquiescence on the part of either party, its agents or employees, except by an instrument in writing signed by an authorized officer of each party. No waiver by either party of any breach of this Agreement by the other party shall be effective as to any other breach, whether of the same or any other term or condition and whether occurring before or after the date of such waiver.

         11.4 Independent Contractors. Each party represents that it is acting on its own behalf as an independent contractor and is not acting as an agent for or on behalf of any third party. This Agreement and the relations hereby established by and between AMS and BSC do not constitute a partnership, joint venture, franchise, agency or contract of employment.

         11.5 Assignment. Neither party may assign its rights or delegate its obligations hereunder without the prior written consent of the other; provided, that notwithstanding the foregoing, either party may assign, without the other party's consent, its rights and obligations hereunder to (a) an Affiliate or to a purchaser of all or substantially all of the assets or business of such or the division of such party responsible for distributing or providing the Company Products and (b), in the case of BSC only, sub-distributors designated by BSC in its sole discretion, in all cases to an Affiliate, purchaser or sub-distributor that has the experience and financial resources to comply with the obligations of the assigning party hereunder. No such assignment or delegation shall relieve the assigning or delegating party from its obligations hereunder. It is understood that either party may from time to time perform some or all of its obligations hereunder through one or more of its Affiliates.

         11.6 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective permitted assigns and successors, including but not limited to in the case of AMS any Person that is AMS' successor by merger, or by acquiring a majority of the outstanding voting stock of AMS or substantially all of the AMS Intellectual Property and Patent Rights relating to the Company Products distributed or to be distributed by BSC under this Agreement.

         11.7 Publicity. AMS and BSC agree that no public release or announcement concerning the this Agreement in any manner shall be issued during the term of the Agreement by either party without the prior consent of the other party (which consent shall not be unreasonably withheld), except as such release or announcement may be required by law or the rules or regulations of any securities exchange or the National Association of Securities Dealers, in which case the party required to make the release or announcement shall use its reasonable best efforts to allow the other party reasonable time to comment on such release or announcement, and, if applicable, any associated request for confidential treatment, in advance of such issuance.

         11.8 Notices. Unless otherwise provided herein, any notice, report, payment or document to be given by one party to the other shall be in writing and shall be deemed given when delivered personally or mailed by certified or registered mail, postage prepaid (such mailed notice to be effective on the date which is three business days after the date of mailing), or sent by reputable overnight courier (such notice sent by courier to be effective one business day after it is deposited with such courier), and in the case of BSC, addressed to the attention of the Director of OEM Finished Products, with a copy to the attention of the General Counsel at One Boston Scientific Place, Natick, Massachusetts, 01760, and in the case of AMS, addressed to the attention of Chief Financial Officer or to such other place as any party may designate as to itself by written notice to the other party, with a copy to Susan Murley, Esq., Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.

         11.9 Severability. In the event any provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision hereof. The parties agree that they will negotiate in good faith or will permit a court to replace any provision hereof so held invalid, illegal or unenforceable with a valid provision which is as similar as possible in substance to the invalid, illegal or unenforceable provision.

         11.10 Headings. Headings of the sections and subsections of this Agreement are for reference purposes only and shall not limit or affect the meaning or construction of the terms and conditions hereof.

         11.11 Interpretation. Words such as "herein", "hereinafter", "hereof" and "hereunder" refer to this Agreement as a whole and not merely to a section or paragraph in which such words appear, unless the context otherwise requires. The singular shall include the plural, unless the context otherwise requires. Whenever the word "include", "includes" or "including" appears in this Agreement, it shall be deemed in each instance to be followed by the words "without limitation."

         11.12 Entire Agreement; Amendment. The terms and provisions contained in this Agreement constitute the entire understanding of the parties with respect to the transactions and matters contemplated hereby and supersede all previous communications, representations, agreements and understandings relating to the subject matter hereof. No agreement or understanding amending, supplementing or extending this Agreement shall be binding upon either party unless it is in a writing and signed by the applicable party. Without limiting the foregoing, the parties anticipate that the Exhibits, Annexes and Schedules hereto may be amended or supplemented from time to time by mutual written agreement.

         11.13 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         11.14 Further Assurances; Force Majeure. Each party covenants and agrees that, subsequent to the execution and delivery of this Agreement and without any additional consideration, it will execute and deliver any further legal instruments and perform any acts which are or may become reasonably necessary to effectuate the purposes of this Agreement. Any delay in the performance of any of the duties or obligations of either party hereto shall not be considered a breach of this Agreement and the time required for performance (and if relevant, the measurement period for a Contract Year) shall be extended for a period equal to the period of such delay; provided, that such delay has been caused by or is the result of any act of God, embargo, strike, fire, flood or other unforeseeable cause beyond the control and without the fault or negligence of the party so affected. The party so affected shall give prompt notice to the other party of such cause, and shall take whatever reasonable steps are necessary to relieve the effect of such cause as rapidly as possible. Nothing in this Section 11.14 shall in any way limit BSC's rights pursuant to Section 9.2 hereof.

         11.15 Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL AMS OR BSC HAVE ANY LIABILITY TO THE OTHER FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL OR OTHER INDIRECT DAMAGES; PROVIDED, HOWEVER, IN THE EVENT THAT ANY SUCH DAMAGES CONSTITUTE LOSSES (AS DEFINED IN SECTION 9.1 HEREOF) AGAINST WHICH A PARTY HAS INDEMNIFIED THE OTHER PARTY, SUCH INDEMNIFYING PARTY SHALL BE REQUIRED TO INDEMNIFY THE OTHER PARTY FOR SUCH DAMAGES.

                 [Remainder of Page Intentionally Left Blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, and have duly delivered and executed this Agreement under seal as of the date first set forth above.

ASPECT MEDICAL SYSTEMS, INC.                BOSTON SCIENTIFIC CORPORATION

By: /s/ J. Neal Armstrong                   By: /s/ Lawrence Best
   ------------------------------              -----------------------------
Name: J. Neal Armstrong                     Name: Lawrence Best
Title: Vice President and Chief             Title: CFO
       Financial Officer

                                                                      EXHIBIT A

                               EXISTING PRODUCTS

MONITORS

         A-2000

SENSORS

         Standard Platform Sensors:
         -       BIS Sensor

         XP Platform:
         -       Quatro Sensor (OR market)

ACCESSORIES

         Patient Interface Cables (PIC):
         -       PIC (Standard Platform)
         -       PIC Plus (XP Platform)

         Digital Signal Converters (DSC):
         -       DSC-2 (Standard Platform)
         -       DSC-XP (XP Platform)

         A-2000 Printer

         Misc. Accessories:
         -       Mounting Brackets
         -       Stand
         -       Sensor Dispenser

BIS MODULES

         BIS Engine (PCB)

         BIS Module (PCB with Plastic Enclosure)

                                                                     EXHIBIT B

                                    PATENTS
                                    -------

--------------------------------------------------------------------------------------------------------------------
TITLE                                                   PATENT             ISSUE              COUNTRY
                                                        NUMBER              DATE               NAME
--------------------------------------------------------------------------------------------------------------------
CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND              4907597           3/13/1990    United States of America
METHOD
--------------------------------------------------------------------------------------------------------------------
CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD        4924875           5/15/1990    United States of America
--------------------------------------------------------------------------------------------------------------------
CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD        2051683          10/31/2000    Canada
--------------------------------------------------------------------------------------------------------------------
CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND              5010891           4/30/1991    United States of America
METHOD
--------------------------------------------------------------------------------------------------------------------
CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND              638708            3/13/1990    Australia
METHOD
--------------------------------------------------------------------------------------------------------------------
CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND              2064791           9/14/1999    Canada
METHOD
--------------------------------------------------------------------------------------------------------------------
CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND              3136408           12/8/2000    Japan
METHOD
--------------------------------------------------------------------------------------------------------------------
CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD        5020540           6/4/1991     United States of America
--------------------------------------------------------------------------------------------------------------------
CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD        489010           11/18/1998    Austria
--------------------------------------------------------------------------------------------------------------------
CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD        653318            1/31/1995    Australia
--------------------------------------------------------------------------------------------------------------------
CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD        489010           11/18/1998    Switzerland
--------------------------------------------------------------------------------------------------------------------
CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD        489010            7/29/1999    Germany
--------------------------------------------------------------------------------------------------------------------
CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD        489010           11/18/1998    European Patent Office
--------------------------------------------------------------------------------------------------------------------
CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD        489010           11/18/1998    United Kingdom
--------------------------------------------------------------------------------------------------------------------
CARDIAC BIOPOTENTIAL ANALYSIS SYSTEM AND METHOD        3138752          12/15/2000    Japan
--------------------------------------------------------------------------------------------------------------------
CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND              5458117          10/17/1995    United States of America
METHOD
--------------------------------------------------------------------------------------------------------------------
DISPOSABLE, PRE-GELLED, SELF-PREPPING ELECTRODE        618781            9/5/2001     Austria
--------------------------------------------------------------------------------------------------------------------
DISPOSABLE, PRE-GELLED, SELF-PREPPING ELECTRODE        618781            9/5/2001     Belgium
--------------------------------------------------------------------------------------------------------------------
DISPOSABLE, PRE-GELLED, SELF-PREPPING ELECTRODE        618781            9/5/2001     European Patent Office
--------------------------------------------------------------------------------------------------------------------
DISPOSABLE, PRE-GELLED, SELF-PREPPING ELECTRODE        618781            9/5/2001     France
--------------------------------------------------------------------------------------------------------------------
DISPOSABLE, PRE-GELLED, SELF-PREPPING ELECTRODE       69330710           9/5/2001     Germany
--------------------------------------------------------------------------------------------------------------------

                                --------------

--------------------------------------------------------------------------------------------------------------------
TITLE                                                   PATENT             ISSUE              COUNTRY
                                                        NUMBER              DATE               NAME
--------------------------------------------------------------------------------------------------------------------
DISPOSABLE, PRE-GELLED, SELF-PREPPING ELECTRODE        618781            9/5/2001     Switzerland
--------------------------------------------------------------------------------------------------------------------
DISPOSABLE, PRE-GELLED, SELF-PREPPING ELECTRODE        618781            9/5/2001     United Kingdom
--------------------------------------------------------------------------------------------------------------------
DISPOSABLE, PRE-GELLED, SELF-PREPPING ELECTRODE        678176            9/23/1993    Australia
--------------------------------------------------------------------------------------------------------------------
DISPOSABLE, PRE-GELLED, SELF-PREPPING ELECTRODE        3309122           5/24/2002    Japan
--------------------------------------------------------------------------------------------------------------------
DISPOSABLE, PRE-GELLED, SELF-PREPPING ELECTRODE        5305746           4/26/1994    United States of America
--------------------------------------------------------------------------------------------------------------------
MONITOR AND METHOD FOR ACQUIRING AND                   5368041          11/29/1994    United States of America
PROCESSING ELECTRICAL SIGNALS RELATING TO
BODILY FUNCTIONS
--------------------------------------------------------------------------------------------------------------------
MONITOR AND METHOD FOR ACQUIRING AND                   5381804           1/17/1995    United States of America
PROCESSING ELECTRICAL SIGNALS RELATING TO
BODILY FUNCTIONS
--------------------------------------------------------------------------------------------------------------------
ELECTRODE CONNECTOR SYSTEM                             708245           11/11/1999    Australia
--------------------------------------------------------------------------------------------------------------------
ELECTRODE CONNECTOR SYSTEM                             6236874           5/22/2001    United States of America
--------------------------------------------------------------------------------------------------------------------
ELECTRODE CONNECTOR SYSTEM                             5813404           9/29/1998    United States of America
--------------------------------------------------------------------------------------------------------------------
ELECTRODE ARRAY SYSTEM FOR MEASURING                   6394953           5/28/2002    United States of America
ELECTROPHYSIOLOGICAL SIGNALS
--------------------------------------------------------------------------------------------------------------------
ELECTRODE ARRAY SYSTEM FOR MEASURING                   741021            3/7/2002     Australia
ELECTROPHYSIOLOGICAL SIGNALS
--------------------------------------------------------------------------------------------------------------------
ELECTRODE ARRAY SYSTEM FOR MEASURING                   6032064           2/29/2000    United States of America
ELECTROPHYSIOLOGICAL SIGNALS
--------------------------------------------------------------------------------------------------------------------
SYSTEM FOR THE EXTRACTION OF CARDIAC ARTIFACTS         732539            4/26/2001    Australia
FROM EEG SIGNALS
--------------------------------------------------------------------------------------------------------------------
SYSTEM FOR THE EXTRACTION OF CARDIAC ARTIFACTS         5792069           8/11/1998    United States of America
FROM EEG SIGNALS
--------------------------------------------------------------------------------------------------------------------
SYSTEM AND METHOD FOR ENHANCING AND SEPARATING         6032072           2/29/2000    United States of America
BIOPOTENTIAL SIGNALS
--------------------------------------------------------------------------------------------------------------------
SYSTEM AND METHOD FOR FACILITATING CLINICAL            6338713           1/15/2002    United States of America
DECISION MAKING
--------------------------------------------------------------------------------------------------------------------
CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND              5320109           6/14/1994    United States of America
METHOD
--------------------------------------------------------------------------------------------------------------------
CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND              E178198           3/31/1999    Austria
METHOD
--------------------------------------------------------------------------------------------------------------------

                                --------------

--------------------------------------------------------------------------------------------------------------------
TITLE                                                   PATENT             ISSUE              COUNTRY
                                                        NUMBER              DATE               NAME
--------------------------------------------------------------------------------------------------------------------
CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND              610365            3/31/1999    Belgium
METHOD
--------------------------------------------------------------------------------------------------------------------
CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND              610365            3/31/1999    Switzerland
METHOD
--------------------------------------------------------------------------------------------------------------------
CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND            69228823.6          3/31/1999    Germany
METHOD
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CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND              610365            3/31/1999    European Patent Office
METHOD
--------------------------------------------------------------------------------------------------------------------
CEREBRAL BIOPOTENTIAL ANALYSIS SYSTEM AND              610365            3/31/1999    United Kingdom
METHOD
--------------------------------------------------------------------------------------------------------------------

                              PATENT APPLICATIONS
                              -------------------

--------------------------------------------------------------------------------------------------------------------
TITLE                                                APPLICATION           FILE                  COUNTRY
                                                       NUMBER              DATE                   NAME
--------------------------------------------------------------------------------------------------------------------
[**]                                                    [**]               [**]       [**]
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

--------------------------------------------------------------------------------------------------------------------
TITLE                                                APPLICATION           FILE                  COUNTRY
                                                       NUMBER              DATE                   NAME
--------------------------------------------------------------------------------------------------------------------
[**]                                                    [**]               [**]       [**]
--------------------------------------------------------------------------------------------------------------------
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                                                                                                                [**]

--------------------------------------------------------------------------------------------------------------------
TITLE                                                APPLICATION           FILE                  COUNTRY
                                                       NUMBER              DATE                   NAME
--------------------------------------------------------------------------------------------------------------------
[**]                                                    [**]               [**]       [**]
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

--------------------------------------------------------------------------------------------------------------------
TITLE                                                APPLICATION           FILE                  COUNTRY
                                                       NUMBER              DATE                   NAME
--------------------------------------------------------------------------------------------------------------------
[**]                                                    [**]               [**]       [**]
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

--------------------------------------------------------------------------------------------------------------------
TITLE                                                APPLICATION           FILE                  COUNTRY
                                                       NUMBER              DATE                   NAME
--------------------------------------------------------------------------------------------------------------------
[**]                                                    [**]               [**]       [**]
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

                                                                     EXHIBIT C

                             PRODUCT SPECIFICATIONS

PROCEDURAL SEDATION MONITOR

The Procedural Sedation (PS) Monitor design will incorporate a [**] and display which will be optimized to meet the needs of the PS market, where patients are maintained at lighter levels of sedation. The user interface will also be optimized for the Procedural Sedation market, based on customer requirements. If required, the PS Monitor will be cleared for marketing by the FDA and other regulatory agencies. Initial product releases may utilize[**]of the[**]. PS monitors may be equipped with the capability of [**], based on the type of [**] that is utilized.

PS Monitor Software

The PS Monitor software will include the [**] (see below) so that the [**] will be enabled. The user interface will be optimized for the procedural sedation market. The [**] will be displayed in the [**] and set [**] for the [**]. The look and feel of the display will also be tailored for the needs of this market.

The [**] will be integrated into the [**]. The user interface will be integrated into the [**]. Software of each [**] will be verified. The system software will be validated by the Quality Assurance department using release validation procedures.

[**]

The [**] will be optimized for procedural sedation. AMS will perform the necessary clinical validation to ensure performance that meets customer needs. This will entail identifying a[**].

AMS will perform a retrospective evaluation of the [**] followed by formal in-house verification and validation testing. Additionally, clinical testing will be performed of the entire system prior to commercial release of the product.

PS-MONITOR SPECIFICATIONS

Description: PS Monitor for display of the PS Index and real time waveforms includes a Monitor and a Digital Signal converter.
Monitor Weight:  [**]lb.
Monitor Dimensions:  [**]" x[**]." x[**]"
Display Size:  [**]" x[**]"
Digital Output:  [**]serial port
Electrical Safety:  Conforms to[**], and[**]
Power Requirements:  [**]VAC, [**]Hz.[**]A Maximum
Battery Back-up:  [**]minutes.  Recharge time [**] hours

Digital Signal Converter

DSC Weight:[**]oz
DSC Dimensions[**]" x[**]"x[**]"
Cable Length: [**]feet

                PROCEDURAL SEDATION MODULE (PS MODULE) FOR OEM'S

AMS will develop a PS module integrating the [**] in a single package. The PS Module will support the [**]. The PS Module will be sold by AMS to other Original Equipment Manufacturers of patient monitoring equipment who specialize in sales to the procedural sedation market place. AMS will specify the user interface for each OEM system.

The PS Module integrates the functions of the[**] and the [**] into a single enclosure. The new device will have [**] and will [**]. Optionally it may connect to a [**]. The PS module will be [**] will[**] into the PS Module enclosure.

DESIGN PARAMETERS FOR THE PS MODULE

Size less than or equal to[**]
Power requirement[**]V
Power consumption[**]W maximum
[**]data rate[**]Kbaud
Optional [**]interface
DSP horsepower sufficient to support[**]
[**]
[**]
[**]

         PROCEDURAL SEDATION SENSOR

Overview:

The Procedural Sedation Sensor (PS Sensor) will activate the procedural sedation algorithm and will configure the display mode for the PS Monitor. The PS Sensor specifications will be tailored to meet the needs of the Sedation market and will be labeled differently from other AMS sensor products.

PS Sensor will be a single patient use disposable pre-gelled electrode array that is applied directly to the patient's forehead and temple to be used in conjunction with PS monitors. The PS Sensor is designed to provide ease of use and electrode placement accuracy. It collects EEG signals from the forehead and the temple areas.

The PS Sensor contains AMS's ZipPrep(TM) technology, a [**] in the[**] and allows the [**]. This patented technology [**] the [**] at the [**]

The PS Sensor connects to the monitor via a single connector that is low profile and easy to insert and remove. The PS Sensor contains an electronic Smart
Card memory device (module) that stores information concerning sensor:

[ ]      LOT #
[ ]      Expiration Date
[ ]      BIS Configuration (Sensor Type)
[ ]      Sensor Integrity/Validation

Intended Use:   To be used in conjunction with the PS Monitoring System[**]
                Single patient use device: Disposable[**]     Adult patient use
                Rx Only

Length of Use (Duration):  Up to[**] hours from initial application

Smart Card Module:
The Smart Card module is a self-contained integrated circuit that contains digital information about the sensor. It utilizes smart card technology that helps prevent tampering.

Shelf life            [**] months @ [**] C storage from date of
                      manufacture

Shipping Temperature  -[**] to [**] C max.
Operating Temperature  [**] to [**] C max.
Storage Temperature    [**] to [**] C max.

                                                                     EXHIBIT D

                    AGENTS, REPRESENTATIVES AND DISTRIBUTORS

                                [To be provided]

                                                                  APPENDIX 4.2

                      BSC STANDARD FORM OF PURCHASE ORDER

                                [To be provided]

                                                                       ANNEX I
                            CLINICAL/OUTCOMES STUDY

The purpose of each such controlled clinical trial(s) will be to demonstrate the safety and effectiveness of the product as a monitor of sedation within the Field for which such Company Product is designed and for which such Clinical/Outcomes study is performed. These studies will characterize the impact of objective monitoring of patient response following administration of commonly used sedative drugs (propofol, midazolam, and opioid analgesics). Potential endpoints will include the amount of drug administered, speed of patient recovery, patient recall of the procedure, patient satisfaction and cost per procedure. Data from these studies will be sufficiently robust to adequately support regulatory clearance and initial market introduction.

The study will be performed at a minimum of [**] centers and include a minimum of [**]procedures or the number required to assess the potential endpoints described above.

The study will be designed to show statistically significant improvements compared to current practice.

AMS and BSC will mutually agree to the study design/s to achieve these objectives.

                                                                      ANNEX II

                         CALCULATION OF TRANSFER PRICE

         1. Calculation of Transfer Price. Subject to the minimum transfer prices and exceptions thereto set forth in paragraph 2 below, BSC shall pay AMS a transfer price (the "Transfer Price") for any Company Product delivered to and not rejected by BSC equal to [**]% of [**] as determined pursuant to this Agreement. The Transfer Price shall be calculated by [**] and paid initially based on an [**] mutually agreed upon by BSC and AMS prior to the first order made by BSC pursuant to this Agreement. Such [**] shall be adjusted on the [**] of the [**]on the[**] for the prior [**] period, and thereafter the [**] shall be adjusted on each succeeding [**] anniversary of such date based on the [**] for the [**] ending [**] prior to such date.

         2. Minimum Transfer Prices. Notwithstanding any of the foregoing and unless reduced pursuant to this paragraph 2 or Section 4.10(a), the Transfer Price in effect for a Company Product that is a [**] during any quarter of any Contact Year shall not be lower than an amount equal to [**] such Company Product [**] such Company Product [**] (the "Minimum [**] Transfer Price") and (ii) the Transfer Price in effect for a Company Product [**] during any quarter of any Contact Year shall not be lower than [**] such Company Product [**] Company Product [**] (the "Minimum [**] Transfer Price"). Notwithstanding any of the foregoing or anything to the contrary herein, in the event that [**] any Company Product distributed hereunder [**] during which the Transfer
     Price is determined, [**] the Transfer Price for such Company Product [**].